SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 10, 2002


                        Integrated Security Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   1-11900                   75-2422983
       ---------------       ------------------------     -------------------
       (State or other       (Commission File Number)      (I.R.S. Employer
       jurisdiction of                                    Identification No.)
       incorporation)


       8200 Springwood Drive, Suite 230, Irving, TX               75063
       --------------------------------------------            ----------
         (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code:    (972) 444-8280


         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

On September 10, 2002, Integrated Security Systems, Inc. (the "Company") issued a press release announcing the Company's earnings results for the fiscal year ending June 30, 2002. This press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

99.1 Press release of Integrated Security Systems, Inc. announcing its earnings results for the fiscal year ending June 30, 2002, dated September 10, 2002.








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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Integrated Security Systems, Inc.
                                      ----------------------------------
                                      (Registrant)



 September 10, 2002                   /S/ C. A. RUNDELL, JR.
 ------------------                   ----------------------------------
 (Date)                               C. A. Rundell, Jr.
                                      Chairman and CEO








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                                  Exhibit Index


 Exhibit
 Number        Description
 -------       -----------------------------------------------------------------
 99.1          Press release of Integrated Security Systems, Inc. announcing its earnings  results for the fiscal year ending June 30, 2002, dated
               September 10, 2002.













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